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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


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Date of Report (Date of earliest event reported):     NOVEMBER 11, 2000


                              Panera Bread Company
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             (Exact name of registrant as specified in its charter)


   Delaware                        000-19253                   04-2723701
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(State or other                   (Commission               (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)


                             7930 Big Bend Boulevard
                            St. Louis, Missouri 63119
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (314) 918-7779
                                                    ---------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)



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ITEM 5.   OTHER EVENTS

         Effective November 11, 2000, Henry J. Nasella resigned from the Board of Directors of the Company and the Committees of the Board of Directors on which he served. Mr. Nasella resigned in order to pursue other available business opportunities.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PANERA BREAD COMPANY
                                            (Registrant)



Date:  November 20, 2000                    By: /s/ William W. Moreton
                                                ------------------------------
                                                Name: William W. Moreton
                                                Title: Chief Financial Officer




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